                                  EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of International Electronics, Inc. on Form S-8 of our report dated November 9, 2001, appearing in the Annual Report on Form 10-KSB of International Electronics, Inc. for the year ended August 31, 2001.


                                                  DELOITTE & TOUCHE LLP


Boston, Massachusetts
July 2, 2002